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                          STANDARD INDUSTRIAL LEASE

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                               BLICKMAN TURKUS
                      COMMERCIAL INDUSTRIAL REAL ESTATE
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                   An Affiliate of The Woodmont Companies
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1.  PARTIES.  This Lease, dated, for reference purposes only, December 1,
1995 is made by and between Margaret M. Bersano an undivided 1/2 interest and Anthony F. Battaglia and Michael D. Battaglia and undivided 1/2 interest as Tenants in common (herein called "Lessor") and S&D Foods, a California corporation (herein called ("Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Clara, State of California, commonly known as 550 Monterey Road, Morgan Hill APN# 727-21-035-000 and described as an industrial building of 24,000 s.f., an office structure of approximately 900 s.f. and the contiguous yard area surrounding the buildings. Reciprocal use of all driveways and Premises entry/exit points as shown on Exhibit "A" site map and Exhibit "B" parcel map.

Said real property including the land and all improvements thereon, is herein called "the Premises".

3.  TERM.

     3.1 TERM. The term of this Lease shall be for eighty-four months (84) commencing on 30 days after completion of Tenant improvements and ending on April 30, 2003 unless sooner terminated pursuant to any provision hereof. Tenant shall have the right to extend the Lease for three (3) additional five
(5) year options under the same terms.

     3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises equal monthly payments of $6,480.00, in advance, on the 1st day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $13,992.00 as rent for the first month of the term or March 1995 and the last month of the term or April 2003. Rental rate shall remain at base rate for months 1 through 24 inclusive. Rental rate shall increase by three percent (3%) annually each succeeding year throughout the term of the Lease. Lease rent schedule is attached as Exhibit "D".

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $6,480.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.  USE.

     6.1 USE. The Premises shall be used and occupied only for food preparation, processing, packing and distribution and for no other purpose.

     6.2  COMPLIANCE WITH LAW.

          (a) Lessor warrants to Lessee that the Premises, in its existing state, but without regard to the use for which Lessee will use the Premises, does not violate any applicable building code, regulation or ordinance at the time this Lease is executed. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Lease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Lessee.

          (b) Except as provided in paragraph 6.2 (a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

     6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2 (a) Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

7.  MAINTENANCE REPAIRS AND ALTERNATIONS.

     7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 6.2(a) and 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2  LESSEE'S OBLIGATIONS.

          (a) Subject to the provisions of Paragraphs 6.2(a), 7 and 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessable to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, airconditioning, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises, and all landscaping, driveways, parking lots, fences and signs located in the Premises and all sidewalks and parkways adjacent to the Premises. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

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       (b) If Lessee fails to perform Lessee's obligations under this
Paragraph 7.2, Lessor may at Lessor's option enter upon the Premises after 10 days' prior written notice to Lessee, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of 10% per annum shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

       (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to Paragraph 7.3(d), which repair shall include the patching and filling of holes and repair of structural damage.

     7.3  ALTERATIONS AND ADDITIONS.

       (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility installations in, on or about the Premises, except for nonstructural alterations not exceeding $1,000 in cost. As used in this Paragraph 7.3 the term "Utility Installation" shall mean bus ducting, power panels, wiring, fluorescent fixtures, space heaters, conduits, airconditioning and plumbing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of such.

       (b) Any alterations, improvements, additions or Utility installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

       (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.
If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

       (d) Unless Lessor requires their removal, as set forth in Paragraph 7.3(a), all alterations, improvements, additions and Utility installations (whether or not such Utility installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8. INSURANCE; INDEMNITY.

     8.1 LIABILITY INSURANCE. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $500,000. The policy shall contain cross liability endorsements and shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. In the event that the Premises constitute a part of a larger property said insurance shall have a Lessor's Protective Liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. Not more frequently than each 5 years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall increase said insurance coverage as required by Lessor. Provided, however that in no event shall the amount of the liability insurance increase be more than fifty percent greater than the amount thereof during the preceding five years of the term of this lease. However, the failure of Lessor to require any additional insurance coverage shall not be deemed to relieve Lessee from any obligations under this Lease.

     8.2  PROPERTY INSURANCE.

       (a) Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental income insurance covering a period of six months, with loss payable to Lessor which insurance shall also cover all real estate taxes and insurance costs for said period. In the event that the Premises contains sprinklers then the insurance coverage shall include sprinkler leakage insurance.

       (b) Lessee shall pay to Lessor, during the term hereof, in addition to the rent, the amount of any increase in premiums for the insurance required under this Paragraph 8.2 over and above such premiums paid during the Base Period, as hereinafter defined, whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, or increased valuation of the Premises or general rate increases.
In the event that the Premises have been occupied previously the words "Base Period" shall mean the last twelve months of the prior occupancy and in the event that the Premises have never been previously occupied the words "Base Period" shall mean the lowest premium reasonably obtainable for the said insurance for the Premises assuming the most nominal use of the Premises. Provided, however, in lieu of the Base Period the parties hereto may insert a dollar amount at the end of this sentence which figure shall be considered as the insurance premium for the Base Period. $ NOT APPLICABLE.

       (c) If the Premises being leased herein are part of a larger property, then Lessee shall not be responsible for paying any increase in the property insurance caused by the acts or omissions of any other tenant of the building of which the Premises are a part.

       (d) Lessee shall pay any such premium increases to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis.

     8.3 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of B plus or better as set forth in the most current issue of "Best Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancellable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Lessor. Lessee shall, within ten (10) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.2.

     8.4 WAIVER OF SUBROGATION. Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.5 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.6 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9. DAMAGE OR DESTRUCTION.

     9.1  PARTIAL DAMAGE-INSURED.  Subject to the provisions of Paragraphs
9.3 and 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.2, Lessor shall at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect but Lessor shall not repair or replace Lessee's fixtures, equipment or tenant improvements.

     9.2  PARTIAL DAMAGE-UNINSURED.  Subject to the provisions of Paragraph
9.3 and 9.4, if at any time during the term hereof the Premises are damaged, except by a negligent or willful act of Lessee (in which event Lessee shall make the repairs, at its expense) and such damage was caused by a casualty not covered under an insurance policy required to be maintained by Lessor pursuant to Paragraph 8.2, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

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     9.3  TOTAL DESTRUCTION.  If at any time during the term hereof the
Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Lessor pursuant to Paragraph 8.2 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction.

     9.4 DAMAGE NEAR END OF TERM. If the Premises are partially destroyed or damaged during the last six months of the term of this Lease, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

     9.5  ABATEMENT OF RENT; LESSEE'S REMEDIES.

        (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

        (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.6 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 WAIVER. Lessee waives the provisions of California Civil Code Sections 1932(2) and 1933(4) which relate to termination of leases when the thing leased is destroyed and agrees that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAX INCREASE. Lessor shall pay all real property taxes applicable to the Premises; provided, however, that Lessee shall pay, in addition to rent, the amount, if any, by which real property taxes applicable to the Premises increase over the fiscal tax year 1995 - 1996. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.*

     10.2 DEFINITION OF "REAL PROPERTY" TAX. As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property tax, or any additional tax the nature of which was previously included within the definition of real property tax.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4  PERSONAL PROPERTY TAXES.

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

         (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12. ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

     12.2  LESSEE AFFILIATE.  Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $250.00 for each such request.

13.  DEFAULTS; REMEDIES.

     13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

        (a)  The vacating or abandonment of the Premises by Lessee.

        (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee.

        (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

        (d) (i) The making by Lessee of any general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or
(iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days.

         (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually-paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

         (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws of judicial decisions of the State of California.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required by performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, If any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The


* Tenant shall have no obligation for real property tax increase if property is sold at any time during tenancy.

                                                            INITIALS:   AB
                                                                        MB
                                                                        MB
                                                                        FH
                                                                     --------
                                     -3-
parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the Improvements on the premises, or more than 25% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE. Upon execution of this Lease by both parties. Lessor shall pay to BT Commercial Real Estate, a licensed real estate broker, a fee as set forth in a separate agreement between Lessor and said broker, or in the event there is no separate agreement between Lessor and said broker, the sum of $19,256.88, for brokerage services rendered by said broker to Lessor in this transaction. Lessor further agrees that if Lessee exercises any option granted herein or any option substantially similar thereto, either to extend the term of this Lease, to renew this Lease, to purchase said Premises or any part thereof and/or any adjacent property which Lessor may own or in which Lessor has an interest, or any other option granted herein, or if said broker is the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker a fee in accordance with the schedule of said broker in effect at the time of execution of this lease. Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, by accepting an assignment of such interest, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker shall be a third party beneficiary of the provisions of this Paragraph.

16. GENERAL PROVISIONS.

    16.1  ESTOPPEL CERTIFICATE.

     (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

     (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

     (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

    16.2 LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

    16.3 SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

    16.4 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 10% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

    16.5  TIME OF ESSENCE.  Time is of the essence.

    16.6  CAPTIONS.  Article and paragraph captions are not a part hereof.

    16.7 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein.
No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

    16.8  NOTICES.   Any notice required or permitted to be given hereunder
shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

    16.9 WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

    16.10 RECORDING. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

    16.11 HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

    16.12 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

    16.13 COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition,

    16.14 BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be

     16.18 SIGNS AND AUCTIONS. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

     16.19 MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

     16.20 CORPORATE AUTHORITY. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor a certifled copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     16.21 CONSENTS. Wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.

     16.22 GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under Paragraphs 16.1 and 16.20 of this Lease.

     16.23 QUIET POSSESSION. Upon Lessee paying the fixed rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

     16.24 OPTIONS. In the event that the Lessee, under the terms of this Lease, has any option to extend the term of this Lease, or any option to purchase the premises or any right of first refusal to purchase the premises or other property of Lessor, then each of such options and rights are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any one other than Lessee except that it may be exercised by or assigned to any of the entities described in paragraph 12.2 hereof for whom Lessee does not need the consent of Lessor to assign this Lease. In the event that Lessee hereunder has any multiple options to extend this Lease a later option to extend the lease cannot be exercised unless the prior option has been so exercised. No option may be exercised at a time when the Lessee is in default under its obligations under this Lease.

     16.25 MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. Further, Lessee will promptly pay its prorata share, as reasonably determined by Lessor, of any maintenance or repair of such portion of the Premises or such portion of the property of which the Premises are a part, which are common areas or used by Lessee and other occupants thereof. The violations of any such rules and regulations, or the failure to pay such prorata share of costs, shall be deemed a material breach of this Lease by Lessee.

     16.26 ADDITIONAL PROVISIONS. If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.

See Exhibit "C" attached and by reference made a part hereof.

See Exhibit "D" Rent Schedule attached and by reference made a part hereof.

The following disclosures requiring signature are attached and by reference made a part hereof.

1.  Agency Disclosure - Lease.

2.  Americans With Disabilities Act Notice to Owners and Tenant.

3.  Special Studies Zone and Flood Hazard Disclosure.

4.  Notice to Owners, Buyers, Tenants regarding Hazardous Waste.








The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

If this Lease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto.

Executed at Morgan Hill, California             /s/  MARGARET M. BERSANO
           ---------------------------     -----------------------------------
                                           By      Margaret M. Bersano

on              December 12, 1995          By   /s/  ANTHONY F. BATTAGLIA
  ------------------------------------       ---------------------------------
Address         100 Ogier Avenue                   Anthony F. Battaglia
       -------------------------------
              Morgan Hill, CA 95037        By   /s/  MICHAEL D. BATTAGLIA
       -------------------------------       ---------------------------------
                                                   Michael D. Battaglia

                                                 "LESSOR" (Corporate seal)


Executed at Burlingame, California         S&D Foods, a California corporation
           ---------------------------     -----------------------------------

on              December 12, 1995          By        /s/  FLOYD HILL
  ------------------------------------       ---------------------------------
Address         1333 Marsten Road          Floyd Hill, Chief Operating Officer
       -------------------------------
              Burlingame, CA 94010         By
       -------------------------------       ---------------------------------

                                                 "LESSEE" (Corporate seal)

                                   EXHIBIT "C"

16.26      ADDITIONAL PROVISIONS.

16.26.1    LANDLORD TENANT IMPROVEMENT WORK.
           Landlord agrees to perform the following Tenant Improvement work at Landlord's cost and expense.

           A. Install 2 restrooms in the warehouse. The women's restroom shall contain 3 water closets and stalls. The mens restroom shall contain 2 water closets and 1 urinal.

           B. Install concrete pad for boiler on west side of warehouse. Tenant and Landlord to determine location and specifications for pad.

           C. Paint exterior of office/residence and replace floor of front porch.

           D.    Install industrial halogen lighting in warehouse,

           E.    Install outdoor night lighting on building.

           F. If required, Landlord agrees to install sufficient baserock and paved truck parking area with temporary dock and shed roof cover to allow fork lift operations during rain season.

16.26.2 Tenant shall make all improvements required pertinent to the operation of its business at Tenant cost and expense.

           A. Tenant shall install 3 floor drains as required in cold room.

           B. Tenant shall install holding tank and drain water line to leach field.

           C. Tenant shall install 3 exhaust vents as required in cold room roof.

           D. Tenant shall perform all interior renovation to office-residence in lieu of paying rent for structure.

16.26.3 Landlord shall be responsible for all costs and expenses related to the maintenance and operation of driveways, wells, pumps and motors, transformers, fencing, and security lighting in addition to those items delineated in paragraph
           7.1 of this lease.

16.26.4 All costs and expenses not the specific responsibility of Landlord shall be the responsibility of Tenant.

16.26.5 Tenant anticipates the need for up to an additional 50,000 s.f. of warehouse space within 18 months of occupancy. Landlord agrees to reserve adequate property west of the Premises to accommodate development of the now facility, Cost of development and rental rates for the now facility shall be determined by the Tenant electing to exercise one of the below listed alternative plans.

           (a) If Tenant elects to absorb the cost of construction no rent shall be paid to the Landlord for the balance of the term remaining for the initial 84 month term. Upon completion of the balance of the initial 84 month term, the rent on the new building would begin at twenty-seven cents ($.27) per square foot per month gross and continue under the terms stated in Paragraphs 3 and 4 of this Lease.

           (b) If Landlord constructs the building Tenant shall pay Landlord an initial base rate of twentyseven cents ($.27) per square foot per month gross as the base rate plus any increased rent currently in effect under the terms of Paragraph 3 and 4 of this Lease.

           (c) In either alternative, Tenant shall be responsible for the cost of brokerage commission due to BT Commercial Real Estate, for the first 60 months Tenant occupies new building, under the Schedule of Commissions in effect at the execution of the original Lease as provided for in Paragraph 15. Landlord and Tenant acknowledge BT Commercial Real Estate as the procuring broker in this expansion transaction.

16.26.6 Landlord and Tenant agree Tenant shall have the absolute right to bid all Tenant Improvements and new construction work to competent, licensed third party unrelated contractors and consultants if Tenant absorbs the cost of improvements or development.

16.26.7 Tenant shall provide plans and specifications to Landlord for Tenant Improvements.

16.26.8 Landlord's Tenant Improvement work shall be limited to $30,000 ($1.25 s.f.). Tenant shall pay any additional costs amortized over a 36 month period based on a per month per square foot surcharge formula beginning in June of 1996. A loan constant of 1.2% per month shall be applied to the amount financed over the $1.25 per square foot Tenant Improvement allowance.

                                    EXHIBIT "D"




RENT SCHEDULE  550 MONTEREY ROAD  S&D FOODS
Term                              MD                 Annual           S.F.
----                              --                 ------           ----
Months   01-24                    $6,480.00          $77,760.00       $.27
Months   25-36                    $6,674.40          $80,092.80       $.2781
Months   37-48                    $6,874.63          $82,495.58       $.2864
Months   49-60                    $7,080.86          $84,970.42       $.2950
Months   61-72                    $7,293.28          $87,519-42       $.3039
Months   73-84                    $7,512.07          $90,144.94       $.3130

A.D.A. Compliance:

Lessor has not received: 1) Any notices alleging violation of the Americans with Disabilities Act of 1990 ("A.D.A.") or the California Code of Regulations-Title 24 Accessibility Standards relating to any portion of the Property or of the Premises; 2) Any claims made or threatened in writing regarding noncompliance with the A.D.A. and the California Code of Regulations-Title 24 Accessibility Standards and relating to any portion of the Property or of the Premises; or 3) Any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the A.D.A. and the California Code of Regulations-Title 24 Accessibility Standards relating to any portion of the Property or the Premises.

In the event that Lessor or Lessee receives a notice alleging violation of the A.D.A. or the California Code of Regulations-Title 24 Accessibility Standards, Lessor and Lessee shall notify the other party in writing of such notice within seven (7) days after receipt.

The Property or Premises may not currently be in compliance with the A.D.A., and the California Code of Regulations-Title 24 Accessibility Standards. Lessor shall be responsible for ensuring building compliance with the A.D.A. and California Code of Regulations-Title 24 Accessibility Standards if notice alleging violation of the A.D.A. and California Code of Regulations-Title 24 Accessibility Standards is received. Additionally, Lessor shall be responsible for any compliance required as a result of Lessor's construction of tenant improvements to the Premises or the Property. However, in the event that Lessee constructs any improvements or requests permits from the City for improvements to the Property or Premises which trigger the compliance with A.D.A. and the California Code of Regulations-Title 24 Accessibility
Standards for the property or premises, such compliance, in part or full, shall be at the Lessee's sole expense.





Date:      12/12/95                    Lessor:  Anthony Battaglia
      ------------------------------           -----------------------------
Date:      12/12/95                    Lessor:  Margaret Bersano
      ------------------------------           -----------------------------
Date:      12/12/95                    Lessor:  Michael D. Battaglia
      ------------------------------           -----------------------------
Date:      12/12/95                    Lessor:  Floyd Hill
      ------------------------------           -----------------------------
Date:                                  Lessee:
      ------------------------------           -----------------------------
Date:                                  Lessee:
      ------------------------------           -----------------------------